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                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
        HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT SIX
                       SUPPLEMENT DATED NOVEMBER 12, 1998
                                       TO
                          PROSPECTUS DATED MAY 1, 1998

    On or about November 10, 1998, Hartford Life and Annuity Insurance Company ("Hartford") and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of certain investment portfolios of One Group Investment Trust ("One Group Trust") for shares of certain investment portfolios of Pegasus Variable Funds ("Pegasus Trust") currently held by various subaccounts of Hartford Life and Annuity Insurance Company Separate Account Six (the "Account"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the proposed share substitutions would be to replace certain portfolios of Pegasus Trust with those of One Group Trust as investment options under the Contracts as described in your May 1, 1998 prospectus.

    More particularly, Hartford proposes to substitute: (1) shares of One Group Trust's Bond Fund for shares of Pegasus Trust's Bond Fund, (2) shares of One Group Trust's Value Growth Fund for shares of Pegasus Trust's Growth and Value Fund, (3) shares of One Group Trust's Mid Cap Opportunities Fund for shares of Pegasus Trust's Mid Cap Opportunity Fund, (4) shares of One Group Trust's Large Company Growth Fund for shares of Pegasus Trust's Growth Fund, and (5) shares of One Group Trust's Mid-Cap Value Fund for shares of Pegasus Trust's Intrinsic Value Fund.

    The investment objectives of One Group Trust's Bond Fund, Value Growth Fund, Mid-Cap Opportunities Fund, Large Company Growth Fund and Mid-Cap Value Fund are summarized below.

    One Group Trust's Value Growth Fund seeks long-term capital growth and growth of income and secondarily, a moderate level of current income. The Fund seeks to achieve its objectives by investing primarily equity securities. For this purpose, equity securities include common stocks and debt securities and preferred stock that are convertible into common stock. The Fund invests in securities of overlooked or undervalued companies that have the potential to produce above-average earnings growth over time. The Fund follows a multi-style strategy in that it invests in securities of both value and growth oriented companies of varying levels of capitalization.

    One Group Trust's Large Company Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities (as defined for the Value Growth Fund) of large well-established companies. The weighted average market capitalization of such companies normally exceeds the median market capitalization of the Standard & Poor's 500 Composite Stock Price Index. The Fund normally invests at least 65% of its total assets in such equity securities. The remainder of the Fund's total assets are invested in nonconvertible fixed-income securities, options and future contracts, repurchase agreements, and securities issued by the U.S. government and its agencies and instrumentalities.

    One Group Trust's Bond Fund seeks to earn a high level of current income and total return by investing primarily in a diversified portfolio of debt securities of various maturities. At least 65% of the Fund's total assets is invested in bonds and at least 80% in debt securities of all types with varying maturities. Generally debt securities acquired by the Fund are rated investment grade but the Fund may invest up to 5% of its net assets in debt securities rated below investment grade. The Fund also may invest in convertible securities, preferred stock and loan participations. The fund normally maintains a weighted average maturity of between six to twelve years, although it may shorten this maturity for temporary defensive purposes.

    One Group Trust's Mid Cap Opportunities Fund seeks long term capital growth by investing primarily in equity securities (as defined for the Value Growth
    Fund) of companies with market capitalizations of between $500 million and $5 billion. Normally the Fund invests at least 80% of its total assets in common and preferred stock, rights, warrants, securities convertible into common stock, and other equity securities. The Fund may invest up to 25% of its total assets in equity securities of foreign issuers and up to 20% of its total assets in investment grade debt securities, U.S. government securities, cash and cash equivalents. The Fund may hold up to 5% of its total assets in convertible debt securities rated lower than investment grade.

    One Group Trust's Mid Cap Value Fund seeks capital appreciation with a secondary goal of obtaining income by investing primarily in equity securities (as defined for the Value Growth Fund). Under normal market conditions, at least 80% of the Fund's total assets are invested in equity securities having market capitalizations of $500 million to $5 billion. Generally, the Fund invests in equity securities of companies with below-average price/earnings and price/book value ratios. The Fund also considers a company's financial soundness and earnings prospects. The Fund generally will sell a security if its investment adviser considers that the issuer's fundamental business prospects are declining or its ability to pay dividends is impaired.
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    From the date of this supplement to the date of the proposed substitutions, each Contract owner will be permitted to make one transfer of all amounts under a Contract invested in any one of the affected subaccounts on the date of the notice to another subaccount without that transfer counting as a "free" transfer permitted under a Contract. Also, Hartford will not exercise any rights reserved under the Contract to impose additional restrictions on transfers until at least thirty (30) days after the date of the substitution.

    If the proposed substitutions are carried out, each Contract owner affected by the substitutions will be sent a written notice informing them that the substitutions were carried out and that they each may make one transfer of all amounts under a Contract invested in any one of the affected subaccounts on the date of the notice to another subaccount without that transfer counting as a "free" transfer permitted under a Contract. Also, the notice will state that Hartford will not exercise any rights reserved under the Contract to impose additional restrictions on transfers until at least thirty (30) days after the date of the substitution.

    This supplement should be retained with the Prospectus for future reference.